COHEN & STEERS REIT AND PREFERRED AND INCOME FUND, INC.

CONSOLIDATED SCHEDULE OF INVESTMENTS

March 31, 2023 (Unaudited)

		Shares	Value
COMMON STOCK	70.2%
COMMUNICATIONS—TOWERS	8.7%
American Tower Corp.(a),(b)		276,022	$56,402,335
Crown Castle, Inc.(a),(b)		192,145	25,716,687

			82,119,022

REAL ESTATE	61.5%
DATA CENTERS	7.8%
Digital Realty Trust, Inc.(a),(b)		439,600	43,217,076
Equinix, Inc.(a),(b)		41,128	29,654,933

			72,872,009

HEALTH CARE	7.7%
Healthcare Realty Trust, Inc., Class A(b)		1,098,232	21,228,824
Welltower, Inc.(a),(b)		718,427	51,504,032

			72,732,856

HOTEL	1.1%
Host Hotels & Resorts, Inc.(a),(b)		636,609	10,497,683

INDUSTRIALS	10.6%
Americold Realty Trust, Inc.(a),(b)		583,096	16,589,081
BG LLH, LLC (Lineage Logistics)(c)		61,115	6,250,180
Prologis, Inc.(b)		616,830	76,961,879

			99,801,140

NET LEASE	7.3%
NETSTREIT Corp.(a),(b)		249,581	4,562,340
Realty Income Corp.(a),(b)		716,040	45,339,653
Spirit Realty Capital, Inc.(a),(b),(d)		295,869	11,787,421
VICI Properties, Inc.,Class A(a),(b)		195,637	6,381,679

			68,071,093

OFFICE	0.9%
Cousins Properties, Inc.		201,339	4,304,628
Highwoods Properties, Inc.(b)		188,322	4,367,187

			8,671,815

RESIDENTIAL	14.5%
APARTMENT	7.2%
Apartment Income REIT Corp.(a),(b)		157,962	5,656,619
Camden Property Trust(a),(b)		129,141	13,539,143
Mid-America Apartment Communities, Inc.(a),(b)		191,955	28,992,883
UDR, Inc.(a),(b)		481,228	19,759,222

			67,947,867

		Shares	Value
MANUFACTURED HOME	1.8%
Sun Communities, Inc.(a),(b)		118,297	$16,665,681

SINGLE FAMILY	5.5%
American Homes 4 Rent, Class A		227,301	7,148,617
Invitation Homes, Inc.(a),(b),(d)		1,423,392	44,452,532

			51,601,149

TOTAL RESIDENTIAL			136,214,697

SELF STORAGE	5.7%
Extra Space Storage, Inc.(b)		157,625	25,681,841
Public Storage		93,604	28,281,513

			53,963,354

SHOPPING CENTERS	5.0%
COMMUNITY CENTER	1.3%
Kimco Realty Corp.(b)		624,356	12,193,673

REGIONAL MALL	3.7%
Simon Property Group, Inc.(a),(b),(d)		308,133	34,501,652

TOTAL SHOPPING CENTERS			46,695,325

SPECIALTY	0.5%
Lamar Advertising Co., Class A(a),(b)		48,456	4,840,270

TIMBER	0.4%
Weyerhaeuser Co.(a),(b)		117,855	3,550,971

TOTAL REAL ESTATE			577,911,213

TOTAL COMMON STOCK (Identified cost—$533,878,268)			660,030,235

PREFERRED SECURITIES—$25 PAR VALUE	12.6%
BANKS	2.7%
Bank of America Corp., 6.00%, Series GG(b),(e)		118,920	2,926,621
Bank of America Corp., 5.875%, Series HH(e)		120,131	2,875,936
Dime Community Bancshares, Inc., 5.50%(b),(e)		89,986	1,574,755
Goldman Sachs Group, Inc./The, 5.50% to 5/10/23, Series J(b),(e),(f)		33,133	822,361
KeyCorp., 6.20% to 12/15/27,Series H(b),(e),(f)		48,892	1,091,758
Regions Financial Corp., 6.375% to 9/15/24, Series B(b),(e),(f)		1,146	26,988
Regions Financial Corp., 5.70% to 5/15/29, Series C(b),(e),(f)		72,265	1,547,916

		Shares	Value
State Street Corp., 5.90% to 3/15/24, Series D(b),(e),(f)		54,083	$1,261,756
Texas Capital Bancshares, Inc., 5.75%, Series B(e)		142,300	2,696,585
Washington Federal, Inc., 4.875%, Series A(b),(e)		48,643	788,017
Wells Fargo & Co., 4.25%, Class A(b),(e)		74,093	1,274,400
Wells Fargo & Co., 4.70%, Series AA(b),(e)		64,168	1,212,134
Wells Fargo & Co., 4.375%, Series CC(e)		234,250	4,120,458
Wells Fargo & Co., 5.625%, Series Y(b),(e)		93,061	2,121,791
Wells Fargo & Co., 4.75%, Series Z(b),(e)		72,101	1,385,060

			25,726,536

ELECTRIC—FOREIGN	0.4%
BIP Bermuda Holdings I Ltd., 5.125% (Canada)(b),(e)		14,141	259,204
Brookfield Infrastructure Finance ULC, 5.00%, due 5/24/81 (Canada)(b)		81,825	1,493,306
Brookfield Infrastructure Partners LP, 5.125%, Series 13 (Canada)(b),(e)		93,591	1,751,088

			3,503,598

FINANCIAL	2.2%
Charles Schwab Corp./The, 5.95%, Series D(e)		110,484	2,544,447
Federal Agricultural Mortgage Corp., 4.875%, Series G(b),(e)		93,596	1,934,629
Morgan Stanley, 6.875% to 1/15/24, Series F(a),(b),(e),(f)		157,625	3,893,337
Morgan Stanley, 6.375% to 10/15/24, Series I(a),(b),(e),(f)		245,702	6,051,640
Morgan Stanley, 5.85% to 4/15/27, Series K(b),(e),(f)		59,056	1,463,408
Morgan Stanley, 4.25%, Series O(b),(e)		56,843	1,077,175
Morgan Stanley, 6.50%, Series P(b),(e)		112,980	2,868,562
Synchrony Financial, 5.625%, Series A(b),(e)		24,513	417,702

			20,250,900

FINANCIAL—FOREIGN	0.2%
Brookfield Finance, Inc., 4.625%, due 10/16/80, Series 50 (Canada)(b)		88,400	1,360,476

INDUSTRIALS—CHEMICALS	0.9%
CHS, Inc., 7.10% to 3/31/24, Series 2(b),(e),(f)		182,880	4,584,802
CHS, Inc., 6.75% to 9/30/24, Series 3(e),(f)		141,111	3,527,775
CHS, Inc., 7.50%, Series 4(b),(e)		28,801	756,602

			8,869,179

INSURANCE	2.5%
LIFE/HEALTH INSURANCE	1.4%
Athene Holding Ltd., 6.35% to 6/30/29, Series A(b),(e),(f)		85,720	1,864,410
Athene Holding Ltd., 5.625%, Series B(b),(e)		33,926	682,591

		Shares	Value
Athene Holding Ltd., 4.875%, Series D(b),(e)		85,266	$1,342,087
Athene Holding Ltd., 7.75% to 12/30/27, Series E(b),(e),(f)		87,918	2,100,361
Brighthouse Financial, Inc., 5.375%, Series C(b),(e)		72,272	1,210,556
CNO Financial Group, Inc., 5.125%, due 11/25/60(b)		50,446	819,748
Equitable Holdings, Inc., 5.25%, Series A(b),(e)		51,202	1,120,812
Lincoln National Corp., 9.00%, Series D(e)		101,627	2,591,488
Prudential Financial, Inc., 5.95%, due 9/1/62(b)		46,257	1,172,615

			12,904,668

MULTI-LINE	0.1%
Kemper Corp., 5.875% to 3/15/27, due 3/15/62(b),(f)		66,750	1,284,270

PROPERTY CASUALTY	0.2%
Assurant, Inc., 5.25%, due 1/15/61(b)		31,954	623,742
Enstar Group Ltd., 7.00% to 9/1/28, Series D(b),(e),(f)		63,422	1,414,311

			2,038,053

REINSURANCE	0.5%
Arch Capital Group Ltd., 4.55%, Series G(b),(e)		67,650	1,302,262
Reinsurance Group of America, Inc., 7.125% to 10/15/27, due 10/15/52(b),(f)		137,357	3,612,489

			4,914,751

REINSURANCE—FOREIGN	0.3%
RenaissanceRe Holdings Ltd., 4.20%, Series G (Bermuda)(b),(e)		39,843	688,088
SiriusPoint Ltd., 8.00% to 2/26/26, Series B (Bermuda)(e),(f)		88,800	1,953,600

			2,641,688

TOTAL INSURANCE			23,783,430

INTEGRATED TELECOMMUNICATIONS SERVICES	1.0%
Telephone and Data Systems, Inc., 6.625%, Series UU(b),(e)		92,451	1,313,729
Telephone and Data Systems, Inc., 6.00%, Series VV(b),(e)		142,234	1,992,698
United States Cellular Corp., 5.50%, due 3/1/70(b)		127,486	2,141,765
United States Cellular Corp., 5.50%, due 6/1/70(b)		71,578	1,221,836
United States Cellular Corp., 6.25%, due 9/1/69(b)		119,322	2,292,176

			8,962,204

PIPELINES	0.6%
Energy Transfer LP, 7.625% to 8/15/23, Series D(b),(e),(f)		135,000	3,149,550
Energy Transfer LP, 7.60% to 5/15/24, Series E(e),(f)		103,087	2,492,644

			5,642,194

		Shares	Value
PIPELINES—FOREIGN	0.5%
Enbridge, Inc., 6.375% to 4/15/23, due 4/15/78, Series B (Canada)(b),(f)		192,271	$4,881,761

REAL ESTATE	0.8%
DIVERSIFIED	0.4%
Lexington Realty Trust, 6.50%, Series C ($50 Par Value)(b),(e)		76,536	3,714,292

HOTEL	0.1%
Pebblebrook Hotel Trust, 6.375%, Series G(b),(e)		81,600	1,519,392

OFFICE	0.3%
Brookfield Property Partners LP, 5.75%, Series A(b),(e)		104,400	1,299,780
Brookfield Property Partners LP, 6.375%, Series A2(b),(e)		92,000	1,387,360

			2,687,140

TOTAL REAL ESTATE			7,920,824

UTILITIES	0.8%
ELECTRIC—FOREIGN	0.8%
Algonquin Power & Utilities Corp., 6.875% to 10/17/23, due 10/17/78 (Canada)(b),(f)		74,199	1,703,609
Algonquin Power & Utilities Corp., 6.20% to 7/1/24, due 7/1/79, Series 19-A (Canada)(b),(f)		136,356	3,166,186
Brookfield BRP Holdings Canada, Inc., 4.625% (Canada)(b),(e)		78,000	1,197,300
Brookfield BRP Holdings Canada, Inc., 4.875% (Canada)(b),(e)		60,941	908,021

			6,975,116

GAS—DISTRIBUTION	0.0%
NiSource, Inc., 6.50% to 3/15/24, Series B(e),(f)		9,895	237,480

			7,212,596

TOTAL PREFERRED SECURITIES—$25 PAR VALUE (Identified cost—$135,475,397)			118,113,698

		Principal Amount
PREFERRED SECURITIES—CAPITAL SECURITIES	60.3%
BANKS	17.9%
Ally Financial, Inc., 4.70% to 5/15/28, Series C(b),(e),(f)		$3,500,000	2,343,250
Bank of America Corp., 5.875% to 3/15/28, Series FF(b),(e),(f)		8,278,000	7,458,478
Bank of America Corp., 6.10% to 3/17/25, Series AA(b),(e),(f)		4,750,000	4,668,442
Bank of America Corp., 6.125% to 4/27/27, Series TT(e),(f)		3,760,000	3,708,300
Bank of America Corp., 6.25% to 9/5/24, Series X(b),(e),(f)		9,996,000	9,783,585

	Principal Amount		Value
Bank of America Corp., 6.30% to 3/10/26, Series DD(b),(e),(f)	$1,821,000		$1,827,829
Bank of America Corp., 6.50% to 10/23/24, Series Z(a),(b),(e),(f)	5,363,000		5,363,000
Capital One Financial Corp., 3.95% to 9/1/26, Series M(b),(e),(f)	840,000		631,050
Citigroup Capital III, 7.625%, due 12/1/36 (TruPS)(b),(g)	4,700,000		5,092,186
Citigroup, Inc., 3.875% to 2/18/26,Series X(a),(b),(e),(f)	7,820,000		6,623,540
Citigroup, Inc., 4.00% to 12/10/25, Series W(b),(e),(f)	1,720,000		1,524,350
Citigroup, Inc., 4.15% to 11/15/26, Series Y(b),(e),(f)	1,256,000		1,029,920
Citigroup, Inc., 5.00% to 9/12/24, Series U(b),(e),(f)	3,324,000		3,116,250
Citigroup, Inc., 5.95% to 5/15/25, Series P(a),(b),(e),(f)	7,100,000		6,625,689
Citigroup, Inc., 6.25% to 8/15/26, Series T(b),(e),(f)	4,935,000		4,737,600
Citigroup, Inc., 7.375% to 5/15/28, Series Z(e),(f)	3,790,000		3,739,441
Citizens Financial Group, Inc., 5.65% to 10/6/25, Series F(b),(e),(f)	3,750,000		3,245,370
Citizens Financial Group, Inc., 6.375% to 4/6/24, Series C(b),(e),(f)	372,000		321,780
CoBank ACB, 6.25% to 10/1/26, Series I(a),(b),(e),(f)	4,334,000		4,096,223
CoBank ACB, 6.45% to 10/1/27, Series K(e),(f)	2,740,000		2,584,183
Comerica, Inc., 5.625% to 7/1/25,Series A(b),(e),(f)	1,730,000		1,454,584
Dresdner Funding Trust I, 8.151%, due 6/30/31, 144A (TruPS)(b),(h)	1,235,906		1,266,804
Farm Credit Bank of Texas, 5.70% to 9/15/25, Series 4, 144A(e),(f),(h)	2,875,000		2,645,000
Farm Credit Bank of Texas, 6.75% to 9/15/23, 144A(b),(e),(f),(g),(h)	18,000	†	1,797,750
First Horizon Bank, 5.66% (3 Month US LIBOR + 0.85%, Floor 3.75%), 144A (FRN)(b),(e),(h),(i)	2,800	†	2,338,000
Goldman Sachs Capital I, 6.345%, due 2/15/34, (TruPS)	3,042,000		3,098,118
Goldman Sachs Group, Inc./The, 3.65% to 8/10/26, Series U(e),(f)	3,544,000		2,901,650
Goldman Sachs Group, Inc./The, 3.80% to 5/10/26, Series T(b),(e),(f)	1,567,000		1,299,905
Goldman Sachs Group, Inc./The, 4.125% to 11/10/26, Series V(b),(e),(f)	2,039,000		1,692,383
Goldman Sachs Group, Inc./The, 5.50% to 8/10/24, Series Q(b),(e),(f)	2,184,000		2,115,247
Huntington Bancshares, Inc./OH., 4.45% to 10/15/27, Series G(e),(f)	3,543,000		2,953,976
Huntington Bancshares, Inc./OH., 5.625% to 7/15/30, Series F(e),(f)	3,790,000		3,240,450
JPMorgan Chase & Co., 5.00% to 8/1/24, Series FFF(b),(e),(f)	1,204,000		1,156,713
JPMorgan Chase & Co., 6.10% to 10/1/24, Series X(e),(f)	5,330,000		5,210,075
JPMorgan Chase & Co., 6.125% to 4/30/24, Series U(b),(e),(f)	1,705,000		1,668,342

		Principal Amount	Value
JPMorgan Chase & Co., 6.75% to 2/1/24, Series S(a),(b),(e),(f)		$11,572,000	$11,619,503
PNC Financial Services Group, Inc./The, 6.00% to 5/15/27, Series U(b),(e),(f)		2,608,000	2,407,338
PNC Financial Services Group, Inc./The, 6.20% to 9/15/27, Series V(b),(e),(f)		3,973,000	3,747,930
PNC Financial Services Group, Inc./The, 6.25% to 3/15/30, Series W(e),(f)		3,840,000	3,580,800
PNC Financial Services Group, Inc./The, 8.492% (3 Month US LIBOR + 3.678%) (FRN)(b),(e),(i)		1,973,000	1,953,080
Truist Financial Corp., 4.95% to 9/1/25, Series P(b),(e),(f)		1,898,000	1,759,032
Truist Financial Corp., 5.10% to 3/1/30, Series Q(b),(e),(f)		3,030,000	2,668,080
Truist Financial Corp., 5.125% to 12/15/27, Series H(a),(b),(e),(f)		2,460,000	2,091,000
US Bancorp, 3.70% to 1/15/27, Series N(b),(e),(f)		2,305,000	1,803,662
US Bancorp, 5.30% to 4/15/27, Series J(b),(e),(f)		1,535,000	1,310,126
Wells Fargo & Co., 3.90% to 3/15/26, Series BB(b),(e),(f)		13,740,000	12,137,023
Wells Fargo & Co., 5.875% to 6/15/25, Series U(b),(e),(f)		6,130,000	6,038,050
Wells Fargo & Co., 5.95%, due 12/15/36(a),(b)		3,700,000	3,802,599

			168,277,686

BANKS—FOREIGN	18.2%
Abanca Corp. Bancaria SA, 6.00% to 1/20/26 (Spain)(e),(f),(j),(k)		1,800,000	1,603,338
AIB Group PLC, 6.25% to 6/23/25 (Ireland)(e),(f),(j),(k)		2,000,000	1,997,647
Banco Bilbao Vizcaya Argentaria SA, 6.50% to 3/5/25, Series 9 (Spain)(a),(b),(e),(f),(k)		3,000,000	2,730,000
Banco BPM SpA, 7.00% to 4/12/27 (Italy)(e),(f),(j),(k)		800,000	728,315
Banco de Sabadell SA, 5.75% to 3/15/26 (Spain)(e),(f),(j),(k)		400,000	337,135
Banco de Sabadell SA, 9.375% to 7/18/28 (Spain)(e),(f),(j),(k)		2,000,000	1,931,021
Banco Mercantil del Norte SA/Grand Cayman, 6.625% to 1/24/32, 144A (Mexico)(b),(e),(f),(h),(k)		1,600,000	1,292,000
Banco Santander SA, 4.75% to 11/12/26 (Spain)(b),(e),(f),(k)		1,000,000	778,750
Bank of Ireland Group PLC, 6.00% to 9/1/25 (Ireland)(e),(f),(j),(k)		1,600,000	1,589,721
Bank of Ireland Group PLC, 7.50% to 5/19/25 (Ireland)(e),(f),(j),(k)		3,800,000	4,007,522
Bank of Nova Scotia/The, 4.90% to 6/4/25 (Canada)(b),(e),(f)		2,040,000	1,861,500
Bank of Nova Scotia/The, 8.625% to 10/27/27, due 10/27/82 (Canada)(f)		3,000,000	3,057,703
Barclays Bank PLC, 6.278% to 12/15/34, Series 1 (United Kingdom)(b),(e),(f)		2,140,000	2,009,825
Barclays PLC, 6.125% to 12/15/25 (United Kingdom)(b),(e),(f),(k)		4,200,000	3,571,119
Barclays PLC, 6.375% to 12/15/25 (United Kingdom)(e),(f),(j),(k)		400,000	435,461
Barclays PLC, 7.125% to 6/15/25 (United Kingdom)(e),(f),(k)		700,000	757,289
Barclays PLC, 8.00% to 6/15/24 (United Kingdom)(a),(b),(e),(f),(k)		4,400,000	3,971,000
Barclays PLC, 8.00% to 3/15/29 (United Kingdom)(e),(f),(k)		7,800,000	6,678,750

	Principal Amount	Value
Barclays PLC, 8.875% to 9/15/27 (United Kingdom)(e),(f),(j),(k)	$3,700,000	$4,130,707
Barclays PLC, 9.25% to 9/15/28 (United Kingdom)(e),(f),(k)	1,000,000	1,118,913
BNP Paribas SA, 4.625% to 1/12/27, 144A (France)(b),(e),(f),(h),(k)	2,000,000	1,558,000
BNP Paribas SA, 6.625% to 3/25/24, 144A (France)(b),(e),(f),(h),(k)	1,074,000	1,013,931
BNP Paribas SA, 7.00% to 8/16/28, 144A (France)(b),(e),(f),(h),(k)	1,400,000	1,279,628
BNP Paribas SA, 7.375% to 8/19/25, 144A (France)(b),(e),(f),(h),(k)	1,700,000	1,617,703
BNP Paribas SA, 7.375% to 6/11/30 (France)(e),(f),(j),(k)	1,800,000	1,868,439
BNP Paribas SA, 7.75% to 8/16/29, 144A (France)(b),(e),(f),(h),(k)	7,800,000	7,485,660
BNP Paribas SA, 9.25% to 11/17/27, 144A (France)(e),(f),(h),(k)	4,800,000	4,886,412
CaixaBank SA, 8.25% to 3/13/29 (Spain)(e),(f),(j),(k)	2,000,000	2,021,135
Commerzbank AG, 7.00% to 4/9/25 (Germany)(e),(f),(j),(k)	2,000,000	1,672,900
Credit Agricole SA, 4.75% to 3/23/29, 144A (France)(b),(e),(f),(h),(k)	2,600,000	1,958,840
Credit Agricole SA, 6.875% to 9/23/24, 144A (France)(b),(e),(f),(h),(k)	3,000,000	2,796,253
Credit Agricole SA, 7.25% to 9/23/28, Series EMTN (France)(e),(f),(j),(k)	900,000	953,492
Credit Agricole SA, 8.125% to 12/23/25, 144A (France)(b),(e),(f),(h),(k)	2,500,000	2,423,510
Credit Suisse Group AG, 5.25% to 2/11/27, 144A (Switzerland)(e),(f),(h),(k),(l),(m)	1,200,000	69,000
Credit Suisse Group AG, 6.375% to 8/21/26, 144A (Switzerland)(e),(f),(h),(k),(l),(m)	1,200,000	69,000
Credit Suisse Group AG, 7.25% to 9/12/25, 144A (Switzerland)(e),(f),(h),(k),(l),(m)	1,600,000	92,000
Credit Suisse Group AG, 7.50% to 7/17/23, 144A (Switzerland)(e),(f),(h),(k),(l),(m)	3,000,000	172,500
Danske Bank A/S, 7.00% to 6/26/25 (Denmark)(e),(f),(j),(k)	1,600,000	1,487,200
Deutsche Bank AG, 6.00% to 10/30/25, Series 2020 (Germany)(e),(f),(k)	3,800,000	2,827,997
Deutsche Bank AG, 7.079% to 11/10/32, due 2/10/34 (Germany)(f)	800,000	742,613
Deutsche Bank AG, 7.50% to 4/30/25 (Germany)(e),(f),(k)	3,400,000	2,774,638
Deutsche Bank AG, 10.00% to 12/1/27 (Germany)(e),(f),(j),(k)	2,800,000	2,830,111
HSBC Capital Funding Dollar 1 LP, 10.176% to 6/30/30, Series 2, 144A (United Kingdom)(e),(f),(h)	3,432,000	4,131,822
HSBC Holdings PLC, 6.50% to 3/23/28 (United Kingdom)(a),(b),(e),(f),(k)	1,700,000	1,491,603
HSBC Holdings PLC, 8.00% to 3/7/28 (United Kingdom)(e),(f),(k)	3,600,000	3,599,640
ING Groep N.V., 4.25% to 5/16/31, Series NC10 (Netherlands)(b),(e),(f),(k)	2,000,000	1,326,940
ING Groep N.V., 4.875% to 5/16/29 (Netherlands)(e),(f),(j),(k)	2,230,000	1,676,851
ING Groep N.V., 5.75% to 11/16/26 (Netherlands)(b),(e),(f),(k)	5,800,000	5,022,771

	Principal Amount	Value
ING Groep N.V., 6.50% to 4/16/25 (Netherlands)(b),(e),(f),(k)	$2,200,000	$1,984,464
ING Groep NV, 7.50% to 5/16/28 (Netherlands)(e),(f),(j),(k)	3,000,000	2,722,089
Intesa Sanpaolo SpA, 5.875% to 9/1/31, Series EMTN (Italy)(e),(f),(j),(k)	750,000	643,144
Intesa Sanpaolo SpA, 7.70% to 9/17/25, 144A (Italy)(b),(e),(f),(h),(k)	4,400,000	4,048,000
Lloyds Banking Group PLC, 6.75% to 6/27/26 (United Kingdom)(b),(e),(f),(k)	600,000	543,739
Lloyds Banking Group PLC, 7.50% to 6/27/24 (United Kingdom)(a),(b),(e),(f),(k)	3,666,000	3,468,439
Lloyds Banking Group PLC, 7.50% to 9/27/25 (United Kingdom)(e),(f),(k)	3,600,000	3,349,152
Lloyds Banking Group PLC, 8.00% to 9/27/29 (United Kingdom)(e),(f),(k)	4,800,000	4,434,000
Nationwide Building Society, 5.75% to 6/20/27 (United Kingdom)(e),(f),(j),(k)	1,000,000	1,000,576
Natwest Group PLC, 4.60% to 6/28/31 (United Kingdom)(b),(e),(f),(k)	1,000,000	706,350
Natwest Group PLC, 6.00% to 12/29/25 (United Kingdom)(b),(e),(f),(k)	5,800,000	5,304,680
Natwest Group PLC, 8.00% to 8/10/25 (United Kingdom)(b),(e),(f),(k)	4,700,000	4,650,650
Nordea Bank Abp, 6.625% to 3/26/26, 144A (Finland)(b),(e),(f),(h),(k)	2,070,000	1,950,375
Skandinaviska Enskilda Banken AB, 6.875% to 6/30/27 (Sweden)(e),(f),(j),(k)	1,800,000	1,679,731
Societe Generale SA, 5.375% to 11/18/30, 144A (France)(b),(e),(f),(h),(k)	3,400,000	2,456,279
Societe Generale SA, 6.75% to 4/6/28, 144A (France)(e),(f),(h),(k)	5,400,000	4,320,642
Societe Generale SA, 7.875% to 1/18/29, Series EMTN (France)(e),(f),(j),(k)	1,500,000	1,487,492
Societe Generale SA, 8.00% to 9/29/25, 144A (France)(b),(e),(f),(h),(k)	2,600,000	2,432,625
Societe Generale SA, 9.375% to 11/22/27, 144A (France)(e),(f),(h),(k)	5,200,000	4,933,500
Swedbank AB, 7.625% to 3/17/28 (Sweden)(e),(f),(j),(k)	1,000,000	948,910
Toronto-Dominion Bank/The, 8.125% to 10/31/27, due 10/31/82 (Canada)(f)	4,600,000	4,680,500
UBS Group AG, 4.875% to 2/12/27, 144A (Switzerland)(b),(e),(f),(h),(k)	800,000	625,096
UBS Group AG, 5.125% to 7/29/26 (Switzerland)(e),(f),(j),(k)	1,800,000	1,512,320
UBS Group AG, 6.875% to 8/7/25 (Switzerland)(e),(f),(j),(k)	2,600,000	2,353,000
UBS Group AG, 7.00% to 2/19/25 (Switzerland)(e),(f),(j),(k)	1,000,000	947,508
UniCredit SpA, 8.00% to 6/3/24 (Italy)(e),(f),(j),(k)	2,600,000	2,472,925
Virgin Money UK PLC, 8.25% to 6/17/27 (United Kingdom)(e),(f),(j),(k)	600,000	625,620

		170,720,111

		Principal Amount	Value
ELECTRIC	1.6%
American Electric Power Co., Inc., 3.875% to 11/15/26, due 2/15/62(b),(f)		$2,670,000	$2,140,435
CMS Energy Corp., 4.75% to 3/1/30, due 6/1/50(b),(f)		1,600,000	1,386,368
Dominion Energy, Inc., 4.35% to 1/15/27, Series C(e),(f)		4,987,000	4,150,439
NextEra Energy Capital Holdings, Inc., 3.80% to 3/15/27, due 3/15/82(b),(f)		1,382,000	1,147,060
NextEra Energy Capital Holdings, Inc., 5.65% to 5/1/29, due 5/1/79(a),(b),(f)		2,407,000	2,130,355
Southern California Edison Co., 9.013% (3 Month US LIBOR + 4.199%), Series E (FRN)(b),(e),(i)		1,400,000	1,372,000
Southern Co./The, 3.75% to 6/15/26, due 9/15/51, Series 21-A(f)		3,236,000	2,722,576

			15,049,233

ELECTRIC—FOREIGN	1.6%
Electricite de France SA, 7.50% to 9/6/28, Series EMTN (France)(e),(f),(j)		1,800,000	1,915,225
Emera, Inc., 6.75% to 6/15/26, due 6/15/76, Series 16-A (Canada)(a),(b),(f)		11,667,000	10,914,880
Enel SpA, 6.375% to 4/16/28, Series EMTN (Italy)(e),(f),(j)		700,000	765,792
Enel SpA, 6.625% to 4/16/31, Series EMTN (Italy)(e),(f),(j)		1,000,000	1,095,166

			14,691,063

FINANCIAL	3.1%
American Express Co., 3.55% to 9/15/26, Series D(b),(e),(f)		1,895,000	1,606,392
Apollo Management Holdings LP, 4.95% to 12/17/24, due 1/14/50, 144A(a),(b),(f),(h)		1,424,000	1,170,787
Ares Finance Co. III LLC, 4.125% to 6/30/26, due 6/30/51, 144A(b),(f),(h)		2,365,000	1,848,144
Charles Schwab Corp./The, 4.00% to 12/1/30, Series H(b),(e),(f)		6,470,000	5,103,212
Charles Schwab Corp./The, 4.00% to 6/1/26, Series I(a),(b),(e),(f)		14,512,000	11,849,338
Charles Schwab Corp./The, 5.375% to 6/1/25, Series G(b),(e),(f)		5,483,000	5,222,557
Discover Financial Services, 6.125% to 6/23/25, Series D(e),(f)		790,000	731,172
ILFC E-Capital Trust I, 6.548% (30 Year CMT + 1.55%), due 12/21/65, 144A (FRN) (TruPS)(b),(h),(i)		3,009,000	1,922,201

			29,453,803

		Principal Amount		Value
FINANCIAL—FOREIGN	0.2%
Julius Baer Group Ltd., 6.875% to 6/9/27 (Switzerland)(e),(f),(j),(k)		$2,000,000		$1,728,680

FOOD	1.0%
Dairy Farmers of America, Inc., 7.875%, 144A(a),(b),(e),(h)		82,000	†	7,421,000
Land O’ Lakes, Inc., 7.00%, 144A(b),(e),(h)		1,650,000		1,410,436
Land O’ Lakes, Inc., 7.25%, 144A(b),(e),(h)		945,000		815,063

				9,646,499

INSURANCE	7.4%
FINANCE	0.2%
Liberty Mutual Group, Inc., 4.125% to 9/15/26, due 12/15/51, 144A(b),(f),(h)		2,346,000		1,886,818

FINANCE—FOREIGN	0.3%
Zurich Finance Ireland Designated Activity Co., 3.00% to 1/19/31, due 4/19/51, Series EMTN (Switzerland)(f),(j)		3,500,000		2,672,180

LIFE/HEALTH INSURANCE	3.6%
Corebridge Financial, Inc., 6.875% to 9/15/27, due 12/15/52, 144A(f),(h)		4,070,000		3,636,148
Equitable Holdings, Inc., 4.95% to 9/15/25, Series B(e),(f)		2,965,000		2,709,812
Lincoln National Corp., 9.25% to 12/1/27, Series C(b),(e),(f)		1,095,000		1,095,000
MetLife Capital Trust IV, 7.875%, due 12/15/37, 144A (TruPS)(a),(b),(h)		2,781,000		2,912,549
MetLife, Inc., 9.25%, due 4/8/38, 144A(a),(b),(h)		7,665,000		9,054,761
MetLife, Inc., 10.75%, due 8/1/39(a),(b)		3,592,000		4,667,415
Prudential Financial, Inc., 5.125% to 11/28/31, due 3/1/52(b),(f)		1,525,000		1,347,553
Prudential Financial, Inc., 6.00% to 6/1/32, due 9/1/52(b),(f)		3,790,000		3,554,262
Prudential Financial, Inc., 6.75% to 12/1/32, due 3/1/53(b),(f)		1,520,000		1,481,271
SBL Holdings, Inc., 6.50% to 11/13/26, 144A(b),(e),(f),(h)		3,120,000		2,207,400
SBL Holdings, Inc., 7.00% to 5/13/25, 144A(b),(e),(f),(h)		2,100,000		1,600,686

				34,266,857

LIFE/HEALTH INSURANCE—FOREIGN	0.4%
La Mondiale SAM, 5.875% to 1/26/27, due 1/26/47 (France)(f),(j)		1,415,000		1,337,191
Phoenix Group Holdings PLC, 5.625% to 1/29/25 (United Kingdom)(e),(f),(j),(k)		1,200,000		1,013,748
Rothesay Life PLC, 4.875% to 4/13/27, Series NC6 (United Kingdom)(e),(f),(j),(k)		2,300,000		1,712,621

				4,063,560

		Principal Amount	Value
MULTI-LINE	0.2%
Hartford Financial Services Group, Inc./The, 6.989% (3 Month US LIBOR + 2.125%), due 2/12/47, 144A(FRN)(b),(h),(i)		$2,200,000	$1,779,417

MULTI-LINE—FOREIGN	0.3%
Aegon NV, 5.50% to 4/11/28, due 4/11/48 (Netherlands)(b),(f)		1,600,000	1,516,488
Allianz SE, 3.50% to 11/17/25, 144A (Germany)(b),(e),(f),(h),(k)		1,400,000	1,125,472

			2,641,960

PROPERTY CASUALTY	0.9%
Assurant, Inc., 7.00% to 3/27/28, due 3/27/48(b),(f)		2,900,000	2,722,890
Enstar Finance LLC, 5.50% to 1/15/27, due 1/15/42(b),(f)		2,975,000	2,151,233
Enstar Finance LLC, 5.75% to 9/1/25, due 9/1/40(b),(f)		2,484,000	2,129,732
Markel Corp., 6.00% to 6/1/25(b),(e),(f)		1,195,000	1,147,851

			8,151,706

PROPERTY CASUALTY—FOREIGN	1.1%
Athora Netherlands NV, 7.00% to 6/19/25 (Netherlands)(e),(f),(j),(k)		1,600,000	1,640,840
Lancashire Holdings Ltd., 5.625% to 3/18/31, due 9/18/41 (United Kingdom)(f),(j)		2,400,000	1,974,631
QBE Insurance Group Ltd., 5.875% to 6/17/26, due 6/17/46, Series EMTN (Australia)(f),(j)		3,000,000	2,836,485
QBE Insurance Group Ltd., 5.875% to 5/12/25, 144A (Australia)(b),(e),(f),(h)		4,200,000	3,926,734

			10,378,690

REINSURANCE	0.4%
AXIS Specialty Finance LLC, 4.90% to 1/15/30, due 1/15/40(b),(f)		1,475,000	1,197,669
Global Atlantic Fin Co., 4.70% to 7/15/26, due 10/15/51, 144A(f),(h)		3,582,000	2,880,263

			4,077,932

TOTAL INSURANCE			69,919,120

INTEGRATED TELECOMMUNICATIONS SERVICES—FOREIGN	0.7%
Telefonica Europe BV, 6.135% to 2/3/30 (Spain)(e),(f),(j)		1,200,000	1,261,833
Vodafone Group PLC, 4.125% to 3/4/31, due 6/4/81 (United Kingdom)(f)		4,290,000	3,392,318
Vodafone Group PLC, 6.25% to 7/3/24, due 10/3/78 (United Kingdom)(f),(j)		1,500,000	1,460,325
Vodafone Group PLC, 7.00% to 1/4/29, due 4/4/79 (United Kingdom)(b),(f)		1,030,000	1,025,978

			7,140,454

		Principal Amount	Value
OIL & GAS—FOREIGN	1.2%
BP Capital Markets PLC, 4.375% to 6/22/25 (United Kingdom)(b),(e),(f)		$2,000,000	$1,909,828
BP Capital Markets PLC, 4.875% to 3/22/30 (United Kingdom)(b),(e),(f)		9,950,000	9,073,156

			10,982,984

PIPELINES	0.7%
Energy Transfer LP, 6.50% to 11/15/26, Series H(b),(e),(f)		2,520,000	2,223,900
Energy Transfer LP, 7.125% to 5/15/30, Series G(e),(f)		4,800,000	4,048,800

			6,272,700

PIPELINES—FOREIGN	3.6%
Enbridge, Inc., 5.75% to 4/15/30, due 7/15/80, Series 20-A (Canada)(b),(f)		4,620,000	4,121,354
Enbridge, Inc., 6.00% to 1/15/27, due 1/15/77, Series 16-A (Canada)(b),(f)		4,012,000	3,707,896
Enbridge, Inc., 6.25% to 3/1/28, due 3/1/78 (Canada)(b),(f)		5,330,000	4,851,136
Enbridge, Inc., 7.375% to 10/15/27, due 1/15/83 (Canada)(b),(f)		1,914,000	1,834,626
Enbridge, Inc., 7.625% to 10/15/32, due 1/15/83 (Canada)(f)		4,056,000	3,966,716
Transcanada Trust, 5.50% to 9/15/29, due 9/15/79 (Canada)(a),(b),(f)		9,014,000	7,553,119
Transcanada Trust, 5.60% to 12/7/31, due 3/7/82 (Canada)(b),(f)		2,592,000	2,171,419
Transcanada Trust, 5.875% to 8/15/26, due 8/15/76, Series 16-A (Canada)(a),(b),(f)		6,302,000	5,882,980

			34,089,246

REAL ESTATE—RETAIL—FOREIGN	1.0%
Scentre Group Trust 2, 4.75% to 6/24/26, due 9/24/80, 144A (Australia)(b),(f),(h)		6,500,000	5,859,918
Scentre Group Trust 2, 5.125% to 6/24/30, due 9/24/80, 144A (Australia)(b),(f),(h)		4,000,000	3,381,171

			9,241,089

UTILITIES	2.1%
ELECTRIC	1.7%
Edison International, 5.00% to 12/15/26, Series B(b),(e),(f)		4,497,000	3,736,985

		Principal Amount	Value
Edison International, 5.375% to 3/15/26, Series A(b),(e),(f)		$3,860,000	$3,423,167
Sempra Energy, 4.125% to 1/1/27, due 4/1/52(b),(f)		3,360,000	2,716,628
Sempra Energy, 4.875% to 10/15/25(b),(e),(f)		6,430,000	6,038,180

			15,914,960

ELECTRIC—FOREIGN	0.4%
Algonquin Power & Utilities Corp., 4.75% to 1/18/27, due 1/18/82 (Canada)(b),(f)		4,368,000	3,500,559

TOTAL UTILITIES			19,415,519

TOTAL PREFERRED SECURITIES—CAPITAL SECURITIES (Identified cost—$626,398,052)			566,628,187

		Ownership %*
PRIVATE REAL ESTATE—OFFICE	1.7%
Legacy Gateway JV LLC, Plano, TX(g)		33.6%	15,873,357

TOTAL PRIVATE REAL ESTATE (Identified cost—$14,071,976)			15,873,357

		Shares
SHORT-TERM INVESTMENTS	1.5%
MONEY MARKET FUNDS
State Street Institutional Treasury Money Market Fund, Premier Class, 4.53%(n)		13,651,600	13,651,600

TOTAL SHORT-TERM INVESTMENTS (Identified cost—$13,651,600)			13,651,600

		Value
PURCHASED OPTION CONTRACTS (Premiums paid—$25,489)	0.0%	$12,150

TOTAL INVESTMENTS IN SECURITIES (Identified cost—$1,323,500,782)	146.3%	1,374,309,227
WRITTEN OPTION CONTRACTS (Premiums received—$904,792)	(0.1)	(987,962)
LIABILITIES IN EXCESS OF OTHER ASSETS	(46.2)	(433,610,116)
SERIES A CUMULATIVE PREFERRED STOCK, AT LIQUIDATION VALUE	0.0	(125,000)

NET ASSETS (Equivalent to $19.67 per share based on 47,757,012 shares of common stock outstanding)	100.0%	$939,586,149

Exchange-Traded Option Contracts

Purchased Options
Description	Exercise Price	Expiration Date	Number of Contracts	Notional Amount(o)	Premiums Paid	Value
Put — Equinix, Inc.	600.00	5/19/23	27	$1,946,808	$25,489	$12,150

Written Options
Description	Exercise Price	Expiration Date	Number of Contracts	Notional Amount(o)	Premiums Received	Value
Call — Extra Space Storage, Inc.	170.00	6/16/23	(117)	$(1,906,281)	$(37,329)	$(73,723)
Call — Public Storage	320.00	6/16/23	(58)	(1,752,412)	(27,119)	(28,652)
Put — American Tower Corp.	180.00	4/21/23	(106)	(2,166,004)	(28,487)	(6,360)
Put — Digital Realty Trust, Inc.	90.00	5/19/23	(161)	(1,582,791)	(47,079)	(38,640)
Put — Equinix, Inc.	580.00	5/19/23	(54)	(3,893,616)	(34,048)	(17,885)
Put — Invitation Homes, Inc.	30.00	5/19/23	(587)	(1,833,201)	(87,211)	(58,113)
Put — Prologis, Inc.	115.00	5/19/23	(142)	(1,771,734)	(37,570)	(30,672)
Written Options
Put — Prologis, Inc.	105.00	5/19/23	(133)	(1,659,441)	(24,913)	(11,305)
Put — Medical Properties Trust, Inc.	10.00	7/21/23	(2,986)	(2,454,492)	(581,036)	(722,612)
			(4,344)	$(19,019,972)	$(904,792)	$(987,962)

Centrally Cleared Interest Rate Swap Contracts

Notional Amount	Fixed Rate Payable	Fixed Payment Frequency	Floating Rate Receivable (resets monthly)(a)		Floating Payment Frequency	Maturity Date	Value	Upfront Receipts (Payments)	Unrealized Appreciation (Depreciation)
$ 105,000,000	0.670%	Monthly	4.684%(p	)	Monthly	9/15/25	$8,395,340	—	$8,395,340
87,500,000	1.240%	Monthly	4.673%(p	)	Monthly	2/3/26	6,460,864	(20,410)	6,440,454
65,000,000	0.762%	Monthly	4.684%(p	)	Monthly	9/15/26	6,348,595	—	6,348,595
105,000,000	1.237%	Monthly	4.684%(p	)	Monthly	9/15/27	10,169,722	—	10,169,722

							$31,374,521	$(20,410)	$31,354,111

The total amount of all interest rate swap contracts as presented in the table above are representative of the volume of activity for this derivative type during the for the three months ended March 31, 2023.

Forward Foreign Currency Exchange Contracts

Counterparty	Contracts to Deliver		In Exchange For		Settlement Date	Unrealized Appreciation (Depreciation)
Brown Brothers Harriman	EUR	26,680,623	USD	28,354,165	4/4/23	$(580,968)
Brown Brothers Harriman	EUR	2,180,165	USD	2,313,476	4/4/23	(50,913)
Brown Brothers Harriman	GBP	7,872,099	USD	9,532,718	4/4/23	(178,298)
Brown Brothers Harriman	GBP	985,173	USD	1,182,905	4/4/23	(32,404)
Brown Brothers Harriman	USD	27,930,597	EUR	25,694,176	4/4/23	(65,266)
Brown Brothers Harriman	USD	7,703,793	GBP	6,229,667	4/4/23	(18,880)
Brown Brothers Harriman	USD	643,258	GBP	523,395	4/4/23	2,402
Brown Brothers Harriman	USD	412,992	GBP	337,857	4/4/23	3,789
Brown Brothers Harriman	USD	452,612	GBP	370,816	4/4/23	4,827
Brown Brothers Harriman	USD	980,342	EUR	909,601	4/4/23	6,121
Brown Brothers Harriman	USD	1,214,337	EUR	1,129,698	4/4/23	10,820
Brown Brothers Harriman	USD	1,111,872	GBP	911,102	4/4/23	12,062
Brown Brothers Harriman	USD	579,344	GBP	484,435	4/4/23	18,254
Brown Brothers Harriman	USD	1,197,689	EUR	1,127,313	4/4/23	24,882
Brown Brothers Harriman	EUR	26,622,212	USD	28,984,135	5/3/23	65,425
Brown Brothers Harriman	GBP	6,417,790	USD	7,940,539	5/3/23	18,775

						$(759,372)

Glossary of Portfolio Abbreviations

CMT	Constant Maturity Treasury
EMTN	Euro Medium Term Note
EUR	Euro Currency
FRN	Floating Rate Note
GBP	Great British Pound
LIBOR	London Interbank Offered Rate
REIT	Real Estate Investment Trust
TruPS	Trust Preferred Securities
USD	United States Dollar

Note: Percentages indicated are based on the net assets of the Fund.

*

Ownership % represents the Fund’s contractual ownership in the joint venture prior to the impact of promote structures. Legacy Gateway JV LLC, owns a Class A office building located at 6860 N. Dallas Parkway, Plano, Texas 75024.

†	Represents shares.
(a)	A portion of the security has been rehypothecated in connection with the Fund’s revolving credit agreement. $413,576,052 in aggregate has been rehypothecated.
(b)	All or a portion of the security is pledged as collateral in connection with the Fund’s revolving credit agreement. $973,117,835 in aggregate has been pledged as collateral.
(c)

Restricted security. Aggregate holdings equal 0.7% of the net assets of the Fund. This security was acquired on August 3, 2020, at a cost of $3,755,469. Security value is determined based on significant unobservable inputs Level 3).

(d)	All or a portion of the security is pledged in connection with written option contracts. $37,809,838 in aggregate has been pledged as collateral.
(e)	Perpetual security. Perpetual securities have no stated maturity date, but they may be called/redeemed by the issuer.
(f)	Security converts to floating rate after the indicated fixed-rate coupon period.
(g)	Security value is determined based on significant unobservable inputs (Level 3).
(h)

Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may only be resold to qualified institutional buyers. Aggregate holdings amounted to $114,499,298 which represents 12.2% of the net assets of the Fund, of which 0.0% are illiquid.

(i)	Variable rate. Rate shown is in effect at March 31, 2023.

(j)

Securities exempt from registration under Regulation S of the Securities Act of 1933. These securities are subject to resale restrictions. Aggregate holdings amounted to $67,079,027 which represents 7.1% of the net assets of the Fund, of which 0.0% are illiquid.

(k)

Contingent Capital security (CoCo). CoCos are debt or preferred securities with loss absorption characteristics built into the terms of the security for the benefit of the issuer. Aggregate holdings amounted to $161,457,509 which represents 17.2% of the net assets of the Fund (11.6% of the managed assets of the Fund).

(l)	Security is in default.
(m)	Non-income producing security.
(n)	Rate quoted represents the annualized seven-day yield.
(o)	Amount represents number of contracts multiplied by notional contract size multiplied by the underlying price.
(p)	Based on 1-Month LIBOR. Represents rates in effect at March 31, 2023.

COHEN & STEERS REIT AND PREFERRED AND INCOME FUND, INC.

NOTES TO CONSOLIDATED SCHEDULE OF INVESTMENTS (Unaudited)

Note 1. Portfolio Valuation

Investments in securities that are listed on the New York Stock Exchange (NYSE) are valued, except as indicated below, at the last sale price reflected at the close of the NYSE on the business day as of which such value is being determined. If there has been no sale on such day, the securities are valued at the mean of the closing bid and ask prices on such day or, if no ask price is available, at the bid price. Centrally cleared interest rate swaps are valued at the price determined by the relevant exchange or clearinghouse. Exchange-traded options are valued at their last sale price as of the close of options trading on applicable exchanges on the valuation date. In the absence of a last sale price on such day, options are valued based upon prices provided by a third-party pricing service. Over-the-counter (OTC) options are valued based upon prices provided by a third-party pricing service or counterparty. Forward foreign currency exchange contracts are valued daily at the prevailing forward exchange rate.

Securities not listed on the NYSE but listed on other domestic or foreign securities exchanges (including NASDAQ) are valued in a similar manner. Securities traded on more than one securities exchange are valued at the last sale price reflected at the close of the exchange representing the principal market for such securities on the business day as of which such value is being determined. If after the close of a foreign market, but prior to the close of business on the day the securities are being valued, market conditions change significantly, certain non-U.S. equity holdings may be fair valued pursuant to procedures established by the Board of Directors.

Readily marketable securities traded in the over-the-counter (OTC) market, including listed securities whose primary market is believed by Cohen & Steers Capital Management, Inc. (the investment manager) to be OTC, are valued on the basis of prices provided by a third-party pricing service or third-party broker-dealers when such prices are believed by the investment manager, pursuant to delegation by the Board of Directors, to reflect the fair value of such securities.

Fixed-income securities are valued on the basis of prices provided by a third-party pricing service or third-party broker-dealers when such prices are believed by the investment manager, pursuant to delegation by the Board of Directors, to reflect the fair value of such securities. The pricing services or broker-dealers use multiple valuation techniques to determine fair value. In instances where sufficient market activity exists, the pricing services or broker-dealers may utilize a market-based approach through which quotes from market makers are used to determine fair value. In instances where sufficient market activity may not exist or is limited, the pricing services or broker-dealers also utilize proprietary valuation models which may consider market transactions in comparable securities and the various relationships between securities in determining fair value and/or characteristics such as benchmark yield curves, option-adjusted spreads, credit spreads, estimated default rates, coupon rates, anticipated timing of principal repayments, underlying collateral, and other unique security features which are then used to calculate the fair values.

Short-term debt securities with a maturity date of 60 days or less are valued at amortized cost, which approximates fair value. Investments in open-end mutual funds are valued at net asset value (NAV).

The Fund utilizes an independent valuation services firm (the Independent Valuation Advisor) to assist the investment manager in the determination of the Fund’s fair value of private real estate investments held by the Cohen & Steers RNP Trust (the REIT Subsidiary). Limited scope appraisals are prepared on a monthly basis and typically include a limited

COHEN & STEERS REIT AND PREFERRED AND INCOME FUND, INC.

NOTES TO CONSOLIDATED SCHEDULE OF INVESTMENTS (Unaudited) (Continued)

comparable sales and a full discounted cash flow analysis. Annually, a full scope, detailed appraisal report is completed which typically includes market analysis, cost approach, sales comparison approach and an income approach containing a discounted cash flow analysis. The full scope report is prepared by a third-party appraisal firm. The investment manager, including through communication with the Independent Valuation Advisor, monitors for material events that the investment manager believes may be expected to have a material impact on the most recent estimated fair values of such private real estate investments. However, rapidly changing market conditions or material events may not be immediately reflected in the Fund’s or REIT Subsidiary’s daily NAV. The investment manager, in conjunction with the Independent Valuation Advisor, values the private real estate investments using the valuation methodology it deems most appropriate and consistent with industry best practices and market conditions. The investment manager expects the primary methodology used to value private real estate investments will be the income approach. Consistent with industry practices, the income approach incorporates actual contractual lease income, professional judgments regarding comparable rental and operating expense data, the capitalization or discount rate and projections of future rent and expenses based on appropriate market evidence, and other subjective factors. Other methodologies that may also be used to value properties include, among other approaches, sales comparisons and cost approaches. Private real estate appraisals are reported on a free and clear basis (i.e. any property-level indebtedness that may be in place is not incorporated into the valuation). Property level debt is valued separately in accordance with GAAP.

The Board of Directors has designated the investment manager as the Fund’s “Valuation Designee” under Rule 2a-5 under the 1940 Act. As Valuation Designee, the investment manager is authorized to make fair valuation determinations, subject to the oversight of the Board of Directors. The investment manager has established a valuation committee (Valuation Committee) to administer, implement and oversee the fair valuation process according to the policies and procedures approved annually by the Board of Directors. Among other things, these procedures allow the Fund to utilize independent pricing services, quotations from securities and financial instrument dealers and other market sources to determine fair value.

Securities for which market prices are unavailable, or securities for which the investment manager determines that the bid and/or ask price or a counterparty valuation does not reflect market value, will be valued at fair value, as determined in good faith by the Valuation Committee, pursuant to procedures approved by the Fund’s Board of Directors. Circumstances in which market prices may be unavailable include, but are not limited to, when trading in a security is suspended, the exchange on which the security is traded is subject to an unscheduled close or disruption or material events occur after the close of the exchange on which the security is principally traded. In these circumstances, the Fund determines fair value in a manner that fairly reflects the market value of the security on the valuation date based on consideration of any information or factors it deems appropriate. These may include, but are not limited to, recent transactions in comparable securities, information relating to the specific security and developments in the markets.

For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities would be categorized as Level 2 or 3 in the hierarchy, depending on the relative significance of the valuation inputs. Securities, including private placements or other restricted securities, for which observable inputs are not available are valued using alternate valuation approaches, including the market approach, the income approach and cost approach, and are categorized as Level 3 in the

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hierarchy. The market approach considers factors including the price of recent investments in the same or a similar security or financial metrics of comparable securities. The income approach considers factors including expected future cash flows, security specific risks and corresponding discount rates. The cost approach considers factors including the value of the security’s underlying assets and liabilities.

The Fund’s use of fair value pricing may cause the NAV of Fund shares to differ from the NAV that would be calculated using market quotations. Fair value pricing involves subjective judgments and it is possible that the fair value determined for a security may be materially different than the value that could be realized upon the sale of that security.

Fair value is defined as the price that the Fund would expect to receive upon the sale of an investment or expect to pay to transfer a liability in an orderly transaction with an independent buyer in the principal market or, in the absence of a principal market, the most advantageous market for the investment or liability. The hierarchy of inputs that are used in determining the fair value of the Fund’s investments is summarized below.

•	Level 1 — quoted prices in active markets for identical investments
•	Level 2 — other significant observable inputs (including quoted prices for similar investments, interest rates, credit risk, etc.)
•	Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing investments may or may not be an indication of the risk associated with those investments. Changes in valuation techniques may result in transfers into or out of an assigned level within the disclosure hierarchy.

The following is a summary of the inputs used as of March 31, 2023 in valuing the Fund’s investments carried at value:

	Quoted Prices in Active Markets for Identical Investments (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)		Total
Common Stock:
Real Estate—Industrials	$93,550,960	$—	$6,250,180	(a)	$99,801,140
Other Industries	560,229,095	—	—		560,229,095
Preferred Securities—$25 Par Value	118,113,698	—	—		118,113,698
Preferred Securities—Capital Securities:
Banks	—	161,387,750	6,889,936	(b)	168,277,686
Other Industries	—	398,350,501	—		398,350,501
Private Real State—Office	—	—	15,873,357	(c)	15,873,357
Short-Term Investments	—	13,651,600	—		13,651,600
Purchased Option Contracts	12,150	—	—		12,150

Total Investments in Securities(d)	$771,905,903	$573,389,851	$29,013,473		$1,374,309,227

Forward Foreign Currency Exchange Contracts	$—	$167,357	$—		$167,357
Interest Rate Swap Contracts	—	31,354,111	—		31,354,111

Total Derivative Assets(d)	$—	$31,521,468	$—		$31,521,468

Forward Foreign Currency Exchange Contracts	$—	$(926,729)	$—		$(926,729)
Written Option Contracts	(896,354)	(91,608)	—		(987,962)

Total Derivative Liabilities(d)	$(896,354)	$(1,018,337)	$—		$(1,914,691)

(a)	Restricted security, where observable inputs are limited, has been fair valued by the Valuation Committee, pursuant to the Fund’s fair value procedures and classified as Level 3 security.

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(b)

Level 3 investments are values by a third-party pricing service. The inputs for these securities are not readily available or cannot be reasonably estimated.A change in the significant unobservable inputs could result in a significantly lower or higher value in such level 3 investments.

(c)

Private Real Estate, where observable inputs are limited, has been fair value by the valuation committee, pursuant to the fund’s fair value procedure and classified as Level 3 security. See Note 1-Portfolio Valuation.

(d)	Portfolio holdings are disclosed individually on the Consolidated Schedule of Investments.

The following is a reconciliation of investments for which significant unobservable inputs (Level 3) were used in determining fair value:

	Common Stock— Real Estate— Industrials	Preferred Securities— Capital Securities— Banks	Preferred Securities— Capital Securities— Food	Private Real Estate— Office
Balance as of December 31, 2022	$5,760,042	$—	$7,303,248	$15,812,130
Purchases	—	—	—	—
Transfer into Level 3(a)	—	6,889,936	—	—
Transfer out of Level 3(b)	—	—	(7,421,000)	—
Return of capital distribution	—	—	—	—
Change in unrealized appreciation (depreciation)	(490,138)	—	117,752	61,227

Balance as of March 31, 2023	$6,250,180	$6,889,936	$—	$15,873,357

(a)	Transfers from Level 2 to Level 3 are due to a decrease in market activity (e.g. frequency of trades), which resulted in a lack of available market inputs to determine prices.
(b)

As of December 31, 2022, the Fund used significant unobservable inputs in determining the value of this investment. As of March 31, 2023, the same investment was transferred from Level 3 to Level 2 as a result of the availability of observable inputs.

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The change in unrealized appreciation (depreciation) attributable to securities owned on March 31, 2023 which were valued using significant unobservable inputs (Level 3) amounted to $(311,159).

The following table summarizes the quantitative inputs and assumptions used for investments categorized in Level 3 of the fair value hierarchy.

	Fair Value at March 31, 2023	Valuation Technique	Unobservable Inputs	Amount	Valuation Impact from an Increase in Input(a)
Common Stock—Real Estate—Industrials	$6,250,180	Market Comparable Companies	Enterprise Value/ EBITDA(b) Multiple	22.5x	Increase
Private Real Estate—Office	$15,873,357	Discounted Cash Flow	Discount Rate Terminal Capitalization Rate	7.50% 6.50%	Decrease Decrease

(a)

Represents the directional change in the fair value of the Level 3 investments that could have resulted from an increase in the corresponding input as of period end. A decrease to the unobservable input would have had the opposite effect. Significant changes in these inputs may result in a materially higher or lower fair value measurement.

(b)	Earnings Before Interest, Taxes, Depreciation and Amortization.

Note 2. Derivative Investments

Forward Foreign Currency Exchange Contracts: The Fund enters into forward foreign currency exchange contracts to hedge the currency exposure associated with certain of its non-U.S. dollar-denominated securities. A forward foreign currency exchange contract is a commitment between two parties to purchase or sell foreign currency at a set price on a future date. The market value of a forward foreign currency exchange contract fluctuates with changes in foreign currency exchange rates. These contracts are marked-to-market daily and the change in value is recorded by the Fund as unrealized appreciation and/or depreciation on forward foreign currency exchange contracts. Realized gains or losses equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed are included in net realized gain or loss on forward foreign currency exchange contracts. For federal income tax purposes, the Fund has made an election to treat gains and losses from forward foreign currency exchange contracts as capital gains and losses.

Forward foreign currency exchange contracts involve elements of market risk in excess of the amounts reflected on the Consolidated Schedule of Investments. The Fund bears the risk of an unfavorable change in the foreign exchange rate underlying the contract. Risks may also arise upon entering these contracts from the potential inability of the counterparties to meet the terms of their contracts. In connection with these contracts, securities may be identified as collateral in accordance with the terms of the respective contracts.

Centrally Cleared Interest Rate Swap Contracts: The Fund uses interest rate swaps in connection with borrowing under its credit agreement. The interest rate swaps are intended to reduce interest rate risk by countering the effect that an increase in short-term interest rates could have on the performance of the Fund’s

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shares as a result of the floating rate structure of interest owed pursuant to the credit agreement. When entering into interest rate swaps, the Fund agrees to pay the other party to the interest rate swap (which is known as the counterparty) a fixed rate payment in exchange for the counterparty’s agreement to pay the Fund a variable rate payment that was intended to approximate the Fund’s variable rate payment obligation on the credit agreement, the accruals for which would begin at a specific date in the future (“the effective date”). The payment obligation is based on the notional amount of the swap. Depending on the state of interest rates in general, the use of interest rate swaps could enhance or harm the overall performance of the Fund. Swaps are marked-to-market daily and changes in the value are recorded as unrealized appreciation (depreciation).

Immediately following execution of the swap agreement, the swap agreement is novated to a central counterparty (the CCP) and the Fund’s counterparty on the swap agreement becomes the CCP. The Fund is required to interface with the CCP through a broker. Upon entering into a centrally cleared swap, the Fund is required to deposit initial margin with the broker in the form of cash or securities in an amount that varies depending on the size and risk profile of the particular swap. Securities deposited as initial margin are designated on the Consolidated Schedule of Investments and cash deposited is recorded as cash collateral pledged for interest rate swap contracts. The daily change in valuation of centrally cleared swaps is recorded as a receivable or payable for variation margin on interest rate swap contracts. Any upfront payments paid or received upon entering into a swap agreement would be recorded as assets or liabilities, respectively, and amortized or accreted over the life of the swap and recorded as realized gain (loss). Payments received from or paid to the counterparty during the term of the swap agreement, or at termination, are recorded as realized gain (loss).

Swap agreements involve, to varying degrees, elements of market and counterparty risk, and exposure to loss in excess of the related amounts reflected on the Consolidated Schedule of Investments. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of contractual terms in the agreements and that there may be unfavorable changes in interest rates.

Option Contracts: The Fund may purchase and write exchange-listed and OTC put or call options on securities, stock indices and other financial instruments for hedging purposes, to enhance portfolio returns and/or reduce overall volatility.

When the Fund writes (sells) an option, an amount equal to the premium received by the Fund is recorded as a liability. The amount of the liability is subsequently marked-to-market to reflect the current market value of the option written. When an option expires, the Fund realizes a gain on the option to the extent of the premium received. Premiums received from writing options which are exercised or closed are added to or offset against the proceeds or amount paid on the transaction to determine the realized gain or loss. If a put option on a security is exercised, the premium reduces the cost basis of the security purchased by the Fund. If a call option is exercised, the premium is added to the proceeds of the security sold to determine the realized gain or loss. The Fund, as writer of an option, bears the market risk of an unfavorable change in the price of the underlying investment. Other risks include the possibility of an illiquid options market or the inability of the counterparties to fulfill their obligations under the contracts.

Put and call options purchased are accounted for in the same manner as portfolio securities. Premiums paid for purchasing options which expire are treated as realized losses. Premiums paid for purchasing options

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which are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying investment transaction to determine the realized gain or loss when the underlying transaction is executed. The risk associated with purchasing an option is that the Fund pays a premium whether or not the option is exercised. Additionally, the Fund bears the risk of loss of the premium and change in market value should the counterparty not perform under the contract.

The following summarizes the volume of the Fund’s option contracts, and forward foreign currency exchange contracts activity for the three months ended March 31, 2023:

	Purchased Option Contracts(a)	Written Option Contracts(a)	Forward Foreign Currency Exchange Contracts
Average Notional Amount	$1,946,937	$16,241,894	$36,850,960

(a)	Notional amount for all other option contracts is calculated using the number of contracts multiplied by notional contract size multiplied by the underlying price.